UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                       ______________________________
                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

       Date of Report (Date of earliest event reported): July 13, 2005


                           SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)


        Massachusetts              000-23904             04-3061936
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)

     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (508) 675-2121

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition.

Slade's Ferry Bancorp issued a press release on July 19, 2005 disclosing certain information concerning its second quarter results of operation and financial condition. A copy of that press release is attached as Exhibit
99.1 hereto.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)   On July 13, 2005, the Board of Directors of Slade's Ferry Bancorp
      (the "Registrant"), upon the recommendation of the Audit Committee and management, and after consultation with the Registrant's independent registered public accountants, concluded that certain reporting errors relating to the Registrant's defined benefit pension plan had been reflected in the Registrant's financial statements commencing in the year ended December 31, 1996. The cumulative effect of the errors on the Registrant's retained earnings at March 31, 2005 was determined to be $399,426, of which $279,408 related to the year ended December 31, 1996. Accordingly, the Board of Directors concluded that the Registrant's financial statements for the year ended December 31, 1996 should not be relied upon, and given the material impact that the cumulative errors would have on the Registrant's prospective earnings, concluded that the financial statements and related information contained in the Registrant's Form 10-K for the year ended December 31, 2004, Form 10-Q for the quarter and nine months ended September 30, 2004 and Form 10-Q for the quarter ended March 31, 2005 should be restated.

      The Audit Committee has discussed the matters related to this restatement disclosed in this Current Report on Form 8-K with the Registrant's independent registered public accountants.

      The reporting errors involve the overstatement of the Registrant's prepaid benefit cost and the understatement of the Registrant's defined benefit pension plan expense since the fiscal year ended December 31, 1996 due to (1) the failure to use settlement accounting for significant lump sum distributions, as required by FASB Statement No. 88, Employers' Accounting for Settlements and Curtailments of Defined Benefit Plans and for Termination Benefits, and (2) the understatement of the Registrant's projected benefit obligation prior to 2003.


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The table below shows the cumulative effect of the defined benefit pension plan adjustment to retained earnings as of each December 31, commencing with December 31, 1996 and ending with December 31, 2004, and as of March 31 2005. Also shown is the impact on net income and earnings per share (diluted) for each of the years ended December 31, 1996 through 2004, and the quarter ended March 31, 2005.


----------------------------------------------------------------------------------------------------------------------------------
At or for the
period ended      3/31/05    12/31/04    12/31/03    12/31/02    12/31/01    12/31/00    12/31/99   12/31/98   12/31/97   12/31/96
                ------------------------------------------------------------------------------------------------------------------

Net income as
 previously
 reported        1,065,643   3,652,267   2,687,886   2,965,552   3,210,253   4,074,439  3,856,488  3,363,042  2,845,990  2,378,195
Increase
 (decrease) to
 pension
 expense           (57,541)     59,383       7,183      25,307      92,250     151,278    138,961    (45,544)  (168,098)   473,011
Net deferred
tax effect          23,552     (24,305)     (2,940)    (10,358)    (37,758)    (61,918)   (56,877)    18,641     68,803   (193,603)
                ------------------------------------------------------------------------------------------------------------------
Increase
 (decrease)
 to net income      33,989     (35,078)     (4,243)    (14,949)    (54,492)    (89,360)   (82,084)    26,903     99,295   (279,408)
                ------------------------------------------------------------------------------------------------------------------
Net income
 as restated     1,099,632   3,617,189   2,683,643   2,950,603   3,155,761   3,985,079  3,774,404  3,389,945  2,945,285  2,098,787
                ==================================================================================================================

Retained earnings
 as previously
 reported       17,589,811  16,892,659  14,698,595  13,445,335  11,892,623  10,371,944  9,635,213  7,103,642  7,276,174  5,214,763
Cumulative
 decrease to
 retained
 earnings         (399,426)   (433,415)   (398,337)   (394,094)   (379,146)   (324,653)  (235,294)  (153,209)  (180,112)  (279,408)
                ------------------------------------------------------------------------------------------------------------------

Retained earnings
 as restated    17,190,385  16,459,244  14,300,258  13,051,241  11,513,477  10,047,291  9,399,919  6,950,433  7,096,062  4,935,355
                ==================================================================================================================

Earnings per share
 (diluted) as
 previously
 reported             0.26        0.89        0.67        0.75        0.84        1.09       1.05       0.94       0.85       0.82
Earnings per share
 (diluted) as
 restated             0.27        0.88        0.67        0.75        0.82        1.06       1.03       0.95       0.88       0.72
                ------------------------------------------------------------------------------------------------------------------
Increase
 (decrease) to
 earnings per
 share (diluted)       .01        (.01)          -           -        (.02)       (.03)     (0.02)      0.01       0.03     ( 0.10)
                ==================================================================================================================

The Registrant intends to file an amended Form 10-K for the year ended December 31, 2004, an amended Form 10-Q for the quarter and nine months ended September 30, 2004 and an amended Form 10-Q for the quarter ended March 31, 2005. The Registrant intends to file these reports by August 14, 2005, or as soon thereafter as practicable.

Item 9.01   Financial Statements and Exhibits.

(c) On July 19, 2005, Slade's Ferry Bancorp issued a press release disclosing certain information concerning its second quarter results of operation and financial condition and discussing the restatement of financial statements as noted in Item 4.02(a) above. A copy of the press release is furnished with this Report and is attached hereto as
      Exhibit 99.1.

      Exhibit No.    Description
      -----------    -----------

      99.1           Press release dated July 19, 2005 issued by Slade's
                     Ferry Bancorp.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLADES FERRY BANCORP.
                                       ---------------------
                                       (REGISTRANT)


                                       By:     /s/ Deborah A. McLaughlin
                                               ----------------------------
                                       Name:   Deborah A. McLaughlin
                                       Title:  Treasurer/Vice President and
                                               Chief Financial Officer

Date: July 19, 2005


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